Exhibit 99.2
Company contacts:
Lance Kintz
Brian D. Parrish
(505) 464-7777
FOR IMMEDIATE RELEASE:
INN OF THE MOUNTAIN GODS RESORT AND CASINO ANNOUNCES FILING OF
AMENDED ANNUAL REPORT FOR YEAR ENDED APRIL 30, 2006
     MESCALERO, NM —December 13, 2006 — Inn of the Mountain Gods Resort and Casino (“IMGRC”) today reported its filing of Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended April 30, 2006 (the “Amended Annual Report”). IMGRC originally filed its Annual Report on Form 10-K for the year ended April 30, 2006 (the “Original Annual Report”) on August 15, 2006. While none of IMGRC’s financial statements were restated in the Amended Annual Report, IMGRC expanded its disclosure of activities dating back to April 2005, including specifying equipment lease notes that were subsequently reported and disclosed in October 2005, in the Amended Annual Report.
     The following items of the Original Annual Report are being amended by the Amended Annual Report:
•	Part II, Item 6, Selected Financial Data, relating to our ratio of earnings to fixed charges.

•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations), relating to certain accounting adjustments made to our filings since our Annual Report on Form 10-K for the year ended April 20, 2005.

•	Part III, Item 15, Audited Financial Statements, Note 1 — Basis of Presentation and Summary of Significant Accounting Policies, relating to certain accounting adjustments made to our filings since our Annual Report on Form 10-K for the year ended April 20, 2005.

•	Part III, Item 15, Audited Financial Statements, Note 11 — Related-Party Transactions, relating to disclosure of Shared Services, Cost Allocation and Employee Benefits Cost Allocations disclosures.
     In addition, IMGRC is also including currently dated Sarbanes-Oxley Act Section 302 and Section 906 certifications of the Chief Executive Officer and Chief Financial Officer that are attached as Exhibits 31.1, 31.2, and 32.1 to the Amended Annual Report.
     The other portions of the Original Annual Report are unaffected by the changes described above and have not been amended. All information in the Amended Annual Report is as of the date of the Original Annual Report and does not reflect any subsequent information or events occurring after the date of the Original Annual Report, except to reflect the corrections noted above. Accordingly, the Amended Annual Report should be read in conjunction with IMGRC’s filings made with the Securities and Exchange Commission subsequent to the filing of the Original Annual Report.
ABOUT INN OF THE MOUNTAIN GODS RESORT AND CASINO
     IMGRC is a business enterprise of the Mescalero Apache Tribe, a federally recognized Indian tribe with an approximately 725-square mile reservation situated in the Sacramento Mountains in south-central New Mexico. IMGRC includes all of the resort enterprises of the Mescalero Apache Tribe including Casino Apache Travel Center, Ski Apache and IMGRC’s new resort, which opened on March 15, 2005, and features a 273-room hotel, a 38,000 square foot casino, a fitness center and indoor swimming pool and a 37,000 square foot convention and special events center, which includes capacity for 17,000 square feet of divisible meeting room space.
FORWARD-LOOKING STATEMENTS
     Some information included in this press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include information relating to business activities and project development. These statements can sometimes be identified by the use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “except,” “scheduled,” or “intend” and similar expressions. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of IMGRC. Additional information concerning these potential factors is included in IMGRC’s Quarterly Report on Form 10-Q for its fiscal quarter ended October 31, 2006, filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2006. The forward-looking statements included in this press release are made only as of the date of this release. IMGRC does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. IMGRC cannot assure you that projected results or events will be achieved.